UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2019

Date of reporting period:  May 31, 2019

Item 1. Reports to Stockholders.

Annual Report

May 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the shareholder reports for the Barrett Growth Fund (the “Fund”) will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Fund at 1-877-363-6333.

You may elect to receive all future reports in paper free of charge. To request that you continue to receive paper copies of your shareholder reports, you can contact your financial intermediary or, if you invest directly with the Fund, you can call the Fund at 1-877-363-6333. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Barrett Funds you hold.

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Letter to	Dear Shareholders:
Shareholders
May 31, 2019
The Barrett Growth Fund (the “Fund”) gained +6.17% for the fiscal year ended May 31, 2019.  On a relative basis the Fund outperformed the S&P 500 Index, which posted a total return of +3.78%.  The Lipper Large-Cap Growth Funds Index gained +5.07%.

The Year in Review

At the end of September 2018, the U.S. stock market appeared to be on the cusp of marking eleven straight years of positive returns in the S&P 500 Index.  That would be an unprecedented run in modern market history.  A 14% decline in the fourth quarter, however, snuffed out the celebration.  The change in market sentiment most likely resulted from the release of more economic data that pointed to a weakening global economy, particularly in China and Europe.  Many attributed the weakness to uncertainty and confusion about U.S. trade policy.  At the same time, the U.S. Federal Reserve (“Fed”) was holding to its plan to continue to increase short term interest rates.  Stock investors were roiled by the combination of weaker growth and higher interest rates.  Due to concerns of global growth, it is not surprising that the weakest sectors of the stock market over the past year were Energy, Industrials, and Materials.

Evidently, all it took to reverse the market decline was for the Fed policymakers to wake up from the year end festivities and realize that the higher rates and slower growth were a toxic mix.  In the first week of January, the Fed announced a change in policy.  They would put further rate increases on hold throughout 2019.  This was no surprise to bond investors who had already anticipated a change in policy by driving down bond yields that mature in two to three years.  With the Fed pausing the rates in the low 2% range, stock dividends immediately looked more attractive.  As a result, by the end of March the S&P 500 Index advanced 14%.

Investment Outlook

We continue to expect stocks to outpace bonds and cash yields over the longer term, particularly because the yields on both bonds and cash remain so unusually low.  As we have written in the past, the short to intermediate term outlook for stocks is always difficult to predict with any precision.  We are well aware that the stock market has experienced a very long upcycle by historical comparisons, but the market also experienced one of its biggest declines ever in 2008 and early 2009.  So, this historically long recovery in prices started off a very depressed base.

The major issues today are in many ways nearly identical to one year ago with one glaring difference.  Last year, as is the case today, the financial markets were focused on the level and direction of interest rates.  Also last year, the Fed was increasing short term interest rates and by the end of 2018, was projecting further increases through 2019 and into 2020.  The other major issue that markets have been focused on over the past two years has been trade conflicts, especially the risks of a trade war with China.  The implementation of tariffs on Chinese goods and the threat of additional tariffs are factors that have led to a slowdown in economic growth in China.  That slowdown has spread to other Asian countries and, more importantly, to Europe, particularly an export driven economy like Germany.  As a result, global growth slowed appreciably towards the tail end of 2018.  This slowdown changed the global economic outlook from what it was last

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year at this time. As a result, central banks around the world have reversed course and are now looking to stimulate their economies with lower interest rates.

At this time, we are unsure how the trade negotiations with China will progress.  Our best estimate is that there will be some sort of agreement, but it will not change the course of heightened competition between the two countries.  A total breakdown in negotiations would almost assuredly be viewed negatively by financial markets.  In addition to the uncertainty regarding trade, it is evident that the economic recovery in the United States is relatively mature in the most cyclical segments of the economy, such as automobile sales.  Manufacturing in general has been negatively affected by the strength of the dollar and weakness in global trade.  Unemployment levels below 4% also suggest that the economy will no longer be materially boosted by unemployed workers reentering the workforce.  Despite these concerns, there appears to be very few signs of excess in the economy, such as excessive lending or speculative activity.  As a result, we foresee a weakening economy but not a recession in the intermediate term.

The Portfolio

We continue to invest in companies with strong balance sheets, competitive market positions, numerous avenues to grow, and shareholder driven managements.  We believe that investing in companies that produce superior earnings growth, if purchased at reasonable valuations, will eventually lead to higher stock valuations.  In the past year the biggest contributors to performance were in the Technology and Consumer Discretionary sectors.  In the Technology sector, PayPal, Visa, Microsoft, and Accenture were the major contributors to outperformance.  In the Consumer Discretionary sector, Starbucks, TJX Companies, Amazon, and Dunkin’ Brands were the best performers.  Beyond the Technology and Consumer Discretionary sectors, the best performing stocks were Ecolab, Verisk Analytics, Tetra Tech, Walt Disney, and Costco.  On the negative side of the ledger were Blackrock and Facebook and two Energy holdings, EOG Resources and Schlumberger.

	Top Ten Holdings (Percent of Net Assets)*		Sector Weightings (Percent of Total Investments)*
1.	Microsoft Corp.	5.43%
2.	Visa, Inc. – Class A	4.93%
3.	Amazon.com, Inc.	4.75%
4.	PayPal Holdings, Inc.	4.19%
5.	Tetra Tech, Inc.	3.61%
6.	Apple, Inc.	3.34%
7.	Accenture PLC – Class A	3.06%
8.	Thermo Fisher Scientific, Inc.	3.06%
9.	The Walt Disney Co.	3.03%
10.	Ecolab, Inc.	2.81%

*	Portfolio characteristics are as of May 31, 2019, and are subject to change at any time.

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Over the past year, several companies have been added to the Fund that are expected to be important positive contributors in the future.  In the health care area we invested in Elanco Animal Health.  This is the second investment made in this segment of health care having initiated a position in Zoetis last year.  We think the animal health part of health care, is unlikely to be under pressure by government authorities, and pet owners continue to spend freely to maintain the health of their companion pets.  We invested in Blackbaud, Inc., which is the leading software provider for schools, charities, churches, and other philanthropic organizations that are in the business of raising money and directing money to areas of need.  We also invested in TransUnion, whose primary business is providing credit information to organizations that need to assess the risks of consumers.  We initiated positions in a few other companies including McDonalds, NVIDIA, and John Bean Technolgies.

We are very enthusiastic about the prospects for all the holdings in the Fund.  We expect most of these companies to increase their dividends at rates far in excess of the rate of inflation. Dividend-paying stocks cannot eliminate the risk of investment losses. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.  Most importantly, we believe the companies in the Fund will continue to grow their earnings for many years, which in time should lead to higher stock valuations.

Thank you for choosing the Barrett Growth Fund.

Robert J. Milnamow	E. Wells Beck, CFA
Lead Portfolio Manager	Portfolio Manager

Past performance is not a guarantee of future results.

The outlook, views, and opinions presented are those of the Adviser as of May 31, 2019. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth is not representative of the Fund’s future performance.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Foreign investments are subject to special risks not ordinarily associated with U.S. securities including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may also invest in smaller and mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may also invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The S&P 500 Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category as reported by Lipper.

An index is unmanaged. Investors cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer to the Schedule of Investments provided in this report.

The Barrett Growth Fund is distributed by Quasar Distributors, LLC.

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Expense Example – May 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including:  investment advisory fees; distribution and service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2018 – May 31, 2019).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs, which are included in the Fund’s net asset value. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2018 to
	December 1, 2018	May 31, 2019	May 31, 2019
Actual	$1,000.00	$1,033.20	$6.34
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.70	$6.29

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25% (which reflects the effect of the Adviser’s fee waiver and expense limitation agreement), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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(Unaudited)

* On March 30, 2010, the Fund changed its fiscal year end from June 30th to May 31st.

This chart assumes an initial gross investment of $10,000 made on 12/31/2008.

The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.

The Lipper Large-Cap Growth Funds Index® is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

		Average Annual Total Returns as of May 31, 2019

		One Year	Three Year	Five Year	Ten Year
–●–	Barrett Growth Fund	6.17%	12.73%	9.96%	11.09%
--■--	S&P 500® Index	3.78%	11.72%	9.66%	13.95%
–◆–	Lipper Large-Cap
	Growth Funds Index®	5.07%	15.32%	11.48%	14.25%

RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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Schedule of Investments
May 31, 2019

Shares		Value

	COMMON STOCKS - 93.26%

	Administrative and
	Support Services - 6.19%
10,000	PayPal Holdings, Inc. (a)	$1,097,500
8,000	TransUnion	524,320
		1,621,820

	Broadcasting
	(except Internet) - 3.03%
6,000	The Walt Disney Co.	792,240

	Chemical
	Manufacturing - 8.63%
4,000	Ecolab, Inc.	736,360
4,000	Elcano Animal Health, Inc. (a)	125,120
4,000	Johnson & Johnson	524,600
4,000	Merck & Co., Inc.	316,840
5,500	Zoetis, Inc. - Class A	555,775
		2,258,695

	Clothing and Clothing
	Accessories Stores - 2.59%
13,500	The TJX Companies, Inc.	678,915

	Computer and
	Electronic Product
	Manufacturing - 14.40%
600	Alphabet, Inc. - Class A (a)	663,900
551	Alphabet, Inc. - Class C (a)	608,100
5,000	Apple, Inc.	875,350
5,500	Danaher Corp.	726,055
700	NVIDIA Corp.	94,822
3,000	Thermo Fisher Scientific, Inc.	800,940
		3,769,167

	Credit Intermediation and
	Related Activities - 4.65%
6,000	First Republic Bank	582,120
6,000	JPMorgan Chase & Co.	635,760
		1,217,880

	Data Processing, Hosting and
	Related Services - 9.82%
6,000	Fidelity National Information
	Services, Inc.	721,800
4,000	Verisk Analytics, Inc. - Class A	560,000
8,000	Visa, Inc. - Class A	1,290,640
		2,572,440

	Food Services and
	Drinking Places - 7.15%
9,000	Dunkin’ Brands Group, Inc.	667,980
3,000	McDonald’s Corp.	594,810
8,000	Starbucks Corp.	608,480
		1,871,270

	General Merchandise
	Stores - 2.75%
3,000	Costco Wholesale Corp.	718,740

	Insurance Carriers and
	Related Activities - 2.64%
3,500	Berkshire Hathaway,
	Inc. - Class B (a)	690,970

	Machinery
	Manufacturing - 1.18%
3,000	John Bean Technologies Corp.	307,650

	Merchant Wholesalers,
	Durable Goods - 0.61%
1,000	3M Co.	159,750

The accompanying notes are an integral part of these financial statements.

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Schedule of Investments (Cont’d)
May 31, 2019

Shares		Value

	Miscellaneous
	Manufacturing - 3.52%
1,750	ICU Medical, Inc. (a)	$372,400
3,000	Stryker Corp.	549,720
		922,120

	Nonstore Retailers - 4.75%
700	Amazon.com, Inc. (a)	1,242,549

	Oil and
	Gas Extraction - 1.72%
5,500	EOG Resources, Inc.	450,340

	Other Information
	Services - 3.07%
3,000	Alibaba Group Holding
	Ltd. - ADR (a)	447,780
2,000	Facebook, Inc. - Class A (a)	354,940
		802,720

	Professional, Scientific, and
	Technical Services - 8.20%
4,500	Accenture PLC - Class A (b)	801,315
14,000	Tetra Tech, Inc.	945,280
2,000	Waters Corp. (a)	401,420
		2,148,015

	Publishing Industries
	(except Internet) - 6.46%
3,500	Blackbaud, Inc.	269,220
11,500	Microsoft Corp.	1,422,320
		1,691,540

	Securities, Commodity
	Contracts, and Other
	Financial Investments and
	Related Activities - 1.90%
1,200	BlackRock, Inc.	498,672
	Total Common Stocks
	(Cost $12,416,645)	24,415,493

	SHORT-TERM INVESTMENTS - 6.80%

	Money Market Funds- 6.80%
486,688	First American Government
	Obligations Fund -
	Class Z, 2.265% (c)	486,688
1,292,859	Fidelity Investments
	Government Portfolio -
	Class I, 2.270% (c)	1,292,859
	Total Short-Term Investments
	(Cost $1,779,547)	1,779,547

	Total Investments
	(Cost $14,196,192) - 100.06%	26,195,040
	Liabilities in Excess
	of Other Assets - (0.06)%	(16,087)
	Total Net Assets - 100.00%	$26,178,953

ADR	American Depository Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of May 31, 2019.

The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities
May 31, 2019

ASSETS
Investments, at value (cost $14,196,192)	$26,195,040
Dividends and interest receivable	27,995
Other assets	13,101
Total assets	26,236,136

LIABILITIES
Payable for distribution fees	4,768
Payable to affiliates	17,164
Payable to Adviser	12,908
Accrued expenses and other liabilities	22,343
Total liabilities	57,183

NET ASSETS	$26,178,953

NET ASSETS CONSIST OF:
Paid-in capital	$13,471,877
Total distributable earnings	12,707,076
Net Assets	$26,178,953

Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,257,891

Net asset value, redemption price and offering price per share	$20.81

The accompanying notes are an integral part of these financial statements.

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Statement of Operations
For the Year Ended May 31, 2019

INVESTMENT INCOME
Dividend income[1]	$282,152
Interest income	22,736
Total Investment Income	304,888

EXPENSES
Advisory fees	261,460
Administration fees	37,090
Distribution fees	29,968
Fund accounting fees	28,285
Federal and state registration fees	21,131
Transfer agent fees and expenses	18,889
Legal fees	17,834
Audit and tax fees	16,997
Chief Compliance Officer fees and expenses	12,632
Trustees’ fees and related expenses	9,313
Reports to shareholders	7,374
Custody fees	5,166
Other expenses	6,553
Total Expenses	472,692
Less waivers and reimbursement by Adviser (Note 4)	(145,867)
Net Expenses	326,825

Net Investment Loss	(21,937)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	1,413,288
Change in net unrealized appreciation on investments	164,618
Net realized and unrealized gain on investments	1,577,906
Net increase in net assets from operations	$1,555,969

1	Net of issuance fees in the amount of $50.

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2019	May 31, 2018
FROM OPERATIONS
Net investment loss	$(21,937)	$(14,457)
Net realized gain on investments	1,413,288	427,230
Net change in unrealized appreciation on investments	164,618	3,425,801
Net increase in net assets from operations	1,555,969	3,838,574

FROM DISTRIBUTIONS
Net dividends and distributions	(803,257)	(1,102,866)
Net decrease in net assets resulting from distributions paid	(803,257)	(1,102,866)[1]

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	341,073	437,645
Net asset value of shares issued to shareholders
in payment of distributions declared	803,154	1,102,682
Cost of shares redeemed	(1,471,214)	(348,903)
Net increase/(decrease) in net assets resulting
from capital share transactions	(326,987)	1,191,424

TOTAL INCREASE IN NET ASSETS	425,725	3,927,132

NET ASSETS
Beginning of year	$25,753,228	21,826,096
End of year	$26,178,953	$25,753,228

1	Includes net investment income and net realized gain distributions of $66,266 and $1,036,600, respectively.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights
Per share data for a share of capital stock outstanding for the entire period and selected information for each period are as follows:

	Years Ended May 31,
	2019	2018	2017	2016	2015
NET ASSET VALUE
Beginning of year	$20.30	$18.10	$15.78	$16.01	$14.11

OPERATIONS
Net investment income (loss)[1]	(0.02)	(0.01)	0.05	0.01	0.02
Net realized and unrealized
gains (losses) on securities	1.17	3.12	2.29	(0.22)	1.91
Total from investment operations	1.15	3.11	2.34	(0.21)	1.93
LESS DISTRIBUTIONS
Distributions from net investment income	—	(0.05)	(0.02)	(0.02)	(0.03)
Distributions from net realized
gains on investments	(0.64)	(0.86)	—	—	—
Total distributions paid	(0.64)	(0.91)	(0.02)	(0.02)	(0.03)

NET ASSET VALUE
End of year	$20.81	$20.30	$18.10	$15.78	$16.01

Total return	6.17%	17.51%	14.82%	-1.28%	13.70%

Net assets at end of year (000s omitted)	$26,179	$25,753	$21,826	$19,528	$19,530

RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement	1.81%	1.90%	2.00%	2.00%	2.02%
After expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS
Before expense reimbursement	(0.64)%	(0.71)%	(0.45)%	(0.67)%	(0.65)%
After expense reimbursement	(0.08)%	(0.06)%	0.30%	0.08%	0.12%
Portfolio turnover rate	16%	20%	39%	34%	37%

1	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax numbers.

The accompanying notes are an integral part of these financial statements.

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Notes to the Financial Statements
May 31, 2019

1.	Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  The Barrett Growth Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is to achieve long-term capital appreciation and to maximize after-tax returns.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund commenced operations on December 29, 1998 as a series of The Barrett Funds.  On March 30, 2010, the Fund reorganized as a series of the Trust and changed its fiscal year end from June 30th to May 31st.  Effective April 29, 2011, Barrett Asset Management, LLC (the “Adviser”) began serving as the investment adviser to the Fund.  Prior to April 29, 2011, Barrett Associates, Inc., a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company, served as the investment adviser to the Fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies”.

2.	Significant	The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial
	Accounting	statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).
Policies
a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or (ii) the latest sales price on the Composite Market for the day such security is

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being valued.  “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration are valued at the evaluated price provided by the broker-dealer with which the option was traded.  Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration are valued at the prices provided by a recognized independent broker-dealer.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined.  Money market mutual funds are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

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FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2019:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks(1)	$24,415,493	$—	$—	$24,415,493
Total Equity	24,415,493	—	—	24,415,493
Short-Term Investments	1,779,547	—	—	1,779,547
Total Investments in Securities	$26,195,040	$—	$—	$26,195,040

(1) See the Schedule of Investments for industry classifications.

The Fund measures Level 3 activity as of the end of the year. For the year ended May 31, 2019, the Fund did not have any significant unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

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As of and during the year ended May 31, 2019, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the fiscal year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for tax periods prior to the year ended May 31, 2016.

c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains, if any, at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  The Fund may make additional distributions if it deems it desirable at another time during the year.

d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

g) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the cost of the security lot sold with the net sales proceeds.  Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

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3.	Federal Tax	The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 was as follows:
Matters

	May 31, 2019	May 31, 2018
Ordinary Income	$—	$66,266
Long-Term Capital Gain	$803,257	$1,036,600

The components of accumulated earnings (losses) on a tax basis as of May 31, 2019 were as follows:

Cost basis of investments for federal
income tax purposes	$14,210,634
Gross tax unrealized appreciation	$12,248,445
Gross tax unrealized depreciation	(264,039)
Net tax unrealized appreciation	11,984,406
Undistributed ordinary income	—
Undistributed long-term capital gain	727,024
Distributable earnings	727,024
Other accumulated losses	(4,354)
Total distributable earnings	$12,707,076

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales.

At May 31, 2019, the Barrett Growth Fund deferred, on a tax basis, late year losses of $4,354.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share.  For the year ended May 31, 2019, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities:

Total Distributable Earnings	$17,583
Paid-In Capital	$(17,583)

4.	Investment	The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.
	Adviser	Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through September 28, 2019, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or

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reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 1.25% (the “Expense Limitation Cap”) of the Fund’s average daily net assets.  For the year ended May 31, 2019, the Fund waived expenses of $145,867 which were reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed; provided, however, that the Adviser shall only be entitled to recoup such amounts for three years from the date such fees and expenses were waived or reimbursed, if such recoupment will not cause the Fund to exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or expense payment; or (2) the Expense Limitation Cap in place at the time of the recoupment.  During the year ended May 31, 2019, $144,394 of previously waived expenses subject to recovery expired.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the fiscal year ending:

May 31, 2020	$151,534
May 31, 2021	$153,043
May 31, 2022	$145,867

5.	Distribution	The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors,
Plan
LLC (the “Distributor”) a distribution fee of up to 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares.  During the year ended May 31, 2019, the Fund incurred expenses of $29,968 pursuant to the 12b-1 Plan.  As of May 31, 2019, the Fund owed the Distributor $4,768 in fees.

6.	Related Party	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the
Transactions
Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund. U.S. Bank National Association (“US Bank”), an affiliate of Fund Services, serves as the Fund’s custodian.  Fees and expenses incurred for the year ended May 31, 2019, and owed as of May 31, 2019, are as follows:

	Incurred	Owed
Administration	$37,090	$5,730
Fund accounting	$28,285	$4,687
Transfer agency	$18,889	$3,644
Custody	$5,166	$851

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The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of Fund Services and US Bank.

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of Fund Services.  For the year ended May 31, 2019, the Fund was allocated $12,632 of the Trust’s Chief Compliance Officer fee.  At May 31, 2019, the Fund owed fees of $2,252 for the Chief Compliance Officer’s services.

7.	Capital Share	Transactions in shares of the Fund were as follows:
Transactions

	Year Ended	Year Ended
	May 31, 2019	May 31, 2018
Shares Sold	16,536	22,691
Shares Reinvested	44,769	57,581
Shares Redeemed	(71,833)	(17,757)
Net Increase/(Decrease)	(10,528)	62,515

8.	Investment	The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2019, were
	Transactions	$4,114,862 and $6,121,772, respectively. For the year ended May 31, 2019, there were no purchases or sales of U.S. government securities for the Fund.

9.	Recent	In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure
	Accounting	Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the
Pronouncements
disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the year ended May 31, 2019.

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GROWTH FUND

Report of Independent Registered Public	To the Shareholders of Barrett Growth Fund and Board of Trustees of Trust for Professional Managers Opinion on the Financial Statements
Accounting
Firm
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barrett Growth Fund (the “Fund”), a series of Trust for Professional Managers, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 29, 2019

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GROWTH FUND

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Additional Information
(Unaudited)

TAX INFORMATION

The Fund designated 0.00% of its ordinary income distribution for the year ended May 31, 2019, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2019, 0.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the Fund was 0.00%.

INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

INFORMATION ABOUT TRUSTEES

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-363-6333.

			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the Past	During the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years

INDEPENDENT TRUSTEES

Michael D. Akers, Ph.D.	Trustee	Indefinite	28	Professor Emeritus,	Independent
615 E. Michigan St.		Term; Since		Department of Accounting	Trustee, USA
Milwaukee, WI 53202		August 22,		(June 2019–present),	MUTUALS
Year of Birth: 1955		2001		Professor, Department	(an open-end
				of Accounting	investment
				(2004–May 2019), Chair,	company with
				Department of	two portfolios).
Accounting (2004–2017),
Marquette University.

Gary A. Drska	Trustee	Indefinite	28	Pilot, Frontier/Midwest	Independent
615 E. Michigan St.		Term; Since		Airlines, Inc. (airline	Trustee, USA
Milwaukee, WI 53202		August 22,		company) (1986–present).	MUTUALS
Year of Birth: 1956		2001			(an open-end
investment
company with
two portfolios).

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			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the Past	During the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years

INDEPENDENT TRUSTEES (Continued)

Jonas B. Siegel	Trustee	Indefinite	28	Retired (2011–present);	Independent
615 E. Michigan St.		Term; Since		Managing Director, Chief	Trustee, Gottex
Milwaukee, WI 53202		October 23,		Administrative Officer	Trust (an open-
Year of Birth: 1943		2009		(“CAO”) and Chief	end investment
				Compliance Officer	company
				(“CCO”), Granite Capital	(2010–2016);
				International Group, L.P.	Independent
				(an investment management	Manager, Ramius
				firm) (1994–2011).	IDF fund
complex (two
closed-end
investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment fund
complex (three
closed-end
investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-end
investment
companies)
(2010–2015).

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			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the Past	During the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years

INTERESTED TRUSTEE AND OFFICERS

Joseph C. Neuberger*	Chairperson	Indefinite	28	President (2017–present),	Trustee, USA
615 E. Michigan St.	and	Term; Since		Chief Operating Officer	MUTUALS
Milwaukee, WI 53202	Trustee	August 22,		(2016–present),	(an open-end
Year of Birth: 1962		2001		Executive Vice President	investment
				(1994–2017), U.S. Bancorp	company)
				Fund Services, LLC.	(2001–2018);
Trustee, Buffalo
Funds (an open-
end investment
company)
(2003–2017).

John P. Buckel	President	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term; Since		Fund Services, LLC
Milwaukee, WI 53202	Principal	January 24,		(2004–present).
Year of Birth: 1957	Executive	2013
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Term; Since		Fund Services, LLC
Milwaukee, WI 53202	Treasurer	January 24,		(2002–present).
Year of Birth: 1974	and Principal	2013
Financial and
Accounting
Officer

Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Compliance	Term;		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer,	Since		(February 2017–present); Vice
Year of Birth: 1985	Vice	July 1,		President and Assistant CCO,
	President and	2017		Heartland Advisors, Inc.
	Anti-Money			(December 2016–January 2017);
	Laundering			Vice President and CCO,
	Officer			Heartland Group, Inc.
(May 2016–November 2016);
Vice President, CCO and
Senior Legal Counsel
(May 2016–November 2016),
Assistant CCO and Senior Legal
Counsel (January 2016–April 2016),
Senior Legal and Compliance
Counsel (2013–2015), Heartland
Advisors, Inc.

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			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the Past	During the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years

INTERESTED TRUSTEE AND OFFICERS (Continued)

Adam W. Smith	Secretary	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		May 29,		Services, LLC
Year of Birth: 1981		2015		(2012–present).

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		April 23,		Services, LLC
Year of Birth: 1987		2015		(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		July 1,		Services, LLC
Year of Birth: 1987		2015		(2010–present).

Laura A. Caroll	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		August 20,		Services, LLC
Year of Birth: 1985		2018		(2007–present).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

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A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, either upon request by calling the Fund toll free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may view the Fund’s Form N-Q on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-363-6333 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

BARRETT GROWTH FUND
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin  53202

INVESTMENT ADVISER
Barrett Asset Management, LLC
90 Park Avenue, 34th Floor
New York, New York  10016

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

LEGAL COUNSEL
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2019	FYE 5/31/2018
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2019	FYE 5/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2019	FYE 5/31/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  7/31/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  7/31/19

By (Signature and Title)*  /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date 7/31/19